Registrant Name: CGM Capital Development Fund


File Number: 811-933


Registrant CIK Number: 0000060332


(a)(i) The principal executive officer and principal financial officer have concluded that the CGM Capital Development Fund disclosure controls and procedures are effective to provide reasonable assurance that material information relating to the CGM Capital
Development Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures within the time periods specified in Securities and Exchange Commission rules and forms.


(a)(ii) There were no significant changes in CGM Capital Development Funds internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


(a)(iii) Certifications:





I, Robert L. Kemp, certify that:

1.	I have reviewed this report on Form N-SAR
of CGM Capital Development Fund.

2.	Based on my knowledge, this report does
not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial
information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.	The registrants other certifying
officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrant and have:

       a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

       b) evaluated the effectiveness of the
registrants disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the Evaluation Date);
and

       c) presented in this report our
conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5.	The registrants other certifying
officers and I have disclosed, based on our most recent evaluation, to the registrants auditors and the audit committee of the registrants board of directors (or persons performing the equivalent functions):

       a) all significant deficiencies in the
design or operation of internal controls which could adversely affect the registrants ability to record, process, summarize, and report financial data and have identified for the registrants auditors any material weaknesses in internal controls; and

       b) any fraud, whether or not material,
that involves management or other employees who have a significant role in the registrants internal controls; and

6.	The registrants other certifying
officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.



Date:  February 21, 2003



/s/ Robert L. Kemp

Robert L. Kemp
President
Principal Executive Officer




I, Frank N. Strauss, certify that:

1.	I have reviewed this report on Form N-SAR
of CGM Capital Development Fund.

2.	Based on my knowledge, this report does
not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial
information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.	The registrants other certifying
officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrant and have:

       a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

       b) evaluated the effectiveness of the
registrants disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the Evaluation Date);
and

       c) presented in this report our
conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5.	The registrants other certifying
officers and I have disclosed, based on our most recent evaluation, to the registrants auditors and the audit committee of the registrants board of directors (or persons performing the equivalent functions):

       a) all significant deficiencies in the
design or operation of internal controls which could adversely affect the registrants ability to record, process, summarize, and report financial data and have identified for the registrants auditors any material weaknesses in internal controls; and

       b) any fraud, whether or not material,
that involves management or other employees who have a significant role in the registrants internal controls; and

6.	The registrants other certifying
officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.



Date: February 21, 2003

/s/ Frank N. Strauss

Frank N. Strauss
CFO & Treasurer
Principal Financial Officer